UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 22, 2002


                    MDU Resources Group, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
   of incorporation)          File Number)     Identification No.)


                       Schuchart Building
                     918 East Divide Avenue
                          P.O. Box 5650
                Bismarck, North Dakota 58506-5650
            (Address of principal executive offices)
                           (Zip Code)


   Registrant's telephone number, including area code (701) 222-7900





Item 5. Other Events.

        Incorporated by reference is a press release issued by MDU Resources Group, Inc. on October 22, 2002, attached as Exhibit 99.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

                Exhibit 99 - Press release issued October 22, 2002 regarding earnings for the third quarter.


                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                MDU RESOURCES GROUP, INC.



DATE October 23, 2002            By /s/ Warren L. Robinson
                                    Warren L. Robinson
                                    Executive Vice President,
                                    Treasurer and Chief
                                    Financial Officer


                        EXHIBIT INDEX

Exhibit Number                  Description of Exhibit

      99 Press release issued October 22, 2002 regarding earnings for the third quarter.